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                                                                    EXHIBIT 10.6

              CAMBRIDGE TECHNOLOGY PARTNERS (MASSACHUSETTS), INC.

                            1998 STOCK OPTION PLAN

1.   PURPOSE

     The name of this plan is the Cambridge Technology Partners (Massachusetts), Inc. 1998 Stock Option Plan (the "1998 Plan"). The purpose of the 1998 Plan is to promote the long-term success of Cambridge Technology Partners (Massachusetts), Inc., a Delaware corporation (the "Company"), by providing financial incentives to employees and consultants of the Company who are in positions to make significant contributions toward such success except that no member of the Board of Directors of Cambridge Technology Partners (Massachusetts), Inc. (the "Board") or officer of the Company appointed by the Board shall be eligible for grants of options under the 1998 Plan. The 1998 Plan is designed to attract individuals of outstanding ability to become or to continue as employees of the Company or consultants of the Company, to enable such individuals to acquire or increase proprietary interests in the Company through the ownership of shares of Common Stock of the Company, and to render superior performance during their associations with the Company. The Company intends that this purpose will be effected by the granting, pursuant to the 1998 Plan, of options for shares of the Company's Common Stock that do not meet the definition of "incentive stock options" in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") (such options granted hereunder, "Nonqualified Options").

     References herein to "the Company" shall include any successor corporation to the Company and, except where the context requires otherwise, also any subsidiary of the Company (such that if the Company has one or more subsidiaries, individuals who are employees thereof or consultants thereto are eligible to be granted Nonqualified Options under the 1998 Plan). References herein to "the Board" shall include the board of directors of any successor corporation to the Company.

2.   OPTIONS TO BE GRANTED AND ADMINISTRATION

     (a) Options Granted. Options granted under the 1998 Plan shall only be Nonqualified Options.

     (b) Administration of 1998 Plan. The 1998 Plan shall be administered by a committee (the "Option Committee") of not less than two members of the Board selected by and from the members of the Board in accordance with the provisions of the Company's By-Laws relating to the appointment of Committees. Subject to the provisions of the 1998 Plan, the Option Committee shall exercise all powers under the 1998 Plan, unless and until other action is taken by the Board. Action by the Option Committee shall require the affirmative vote of a majority of all its members.

     (c) Option Committee. Subject to the terms and conditions of the 1998 Plan, the Option Committee shall have the power:
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          (i)    To determine from time to time the Nonqualified Options to be granted to eligible persons under the 1998 Plan, and to prescribe the terms and provisions (which need not be identical) of each Nonqualified Option granted under the 1998 Plan to such persons;

          (ii) To construe and interpret the 1998 Plan and Nonqualified Options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the 1998 Plan. In this connection, the Option Committee may correct any defect or supply any omission, or reconcile any inconsistency in the 1998 Plan, or in any nonqualified option agreement, in the manner and to the extent it shall deem necessary or expedient to make the 1998 Plan fully effective. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company and all optionees; and

          (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the 1998 Plan, including all actions the Option Committee deems necessary, under Section 422 of the Code and the regulations thereunder, to ensure that no Nonqualified Option issued hereunder is treated as an "incentive stock option" under Section 422(b) of the Code.

3.   STOCK SUBJECT TO THE 1998 PLAN

     (a) Stock under the 1998 Plan. The stock subject to the Nonqualified Options granted under the 1998 Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"), or previously issued shares of Common Stock that have been reacquired and reserved by the Board for resale upon exercise of Nonqualified Options granted under the 1998 Plan. The total number of shares of Common Stock that may be issued pursuant to Nonqualified Options granted under the 1998 Plan shall not exceed an aggregate of 5,000,000 shares of Common Stock. Such number shall be subject to adjustment as provided in Section 9 hereof.

     (b) Reallocation of Unexercised Options. Whenever any outstanding Nonqualified Option under the 1998 Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such Nonqualified Option may again be the subject of Nonqualified Options under the 1998 Plan.

4.   STOCK OPTION GRANTS

     Nonqualified Options may be granted to employees of the Company, to consultants to the Company who are not employees of the Company, and to such other persons as the Option Committee shall select from time to time, provided
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that, in no event, shall any member of the Board or any officer of the Company
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appointed by the Board be eligible to receive any grants of Nonqualified Options issued under the 1998 Plan. The determination of the persons eligible to receive grants and the number of shares of Common Stock for which Nonqualified Options are granted shall be made by the Option Committee.

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5.   TERMS OF THE NONQUALIFIED OPTION AGREEMENTS

     Each nonqualified option agreement for Nonqualified Options granted under the 1998 Plan (each, a "Nonqualified Option Agreement") shall contain such provisions as the Option Committee shall from time to time deem appropriate. The Nonqualified Option Agreements need not be identical, but each Nonqualified Option Agreement by appropriate language, or by reference to this Section 5 of the 1998 Plan, shall include the substance of all of the following provisions:

     (a) Expiration. Each Nonqualified Option shall expire on the date specified in the Nonqualified Option Agreement, which date shall not be later than the tenth anniversary of the date on which the Nonqualified Option was granted. Unless otherwise determined by the Option Committee, each Nonqualified Option shall in any event expire not later than three months after the optionee is for any reason no longer employed by (or in the case of a consultant, engaged in a business relationship with) the Company, except (i) if such termination of employment (or business relationship) results from optionee's disability (within the meaning of Section 22(e)(3) of the Code), a Nonqualified Option may be exercised within twelve months thereafter (but in no event later than the scheduled expiration date set forth in the Nonqualified Option Agreement), whether or not exercisable at the time of such termination, and (ii) if such termination of employment (or business relationship) results from the optionee's death, a Nonqualified Option may be exercised by his executors or administrators within twenty-four months thereafter (but in no event later than the scheduled expiration date set forth in the Nonqualified Option Agreement), whether or not exercisable at the time of such termination.

     (b) Exercise. Unless the Option Committee shall otherwise determine at the time a Nonqualified Option is granted, each Nonqualified Option shall become vested and exercisable with respect to 25% of the shares of Common Stock subject to such Nonqualified Option as of the first anniversary of the date of grant and, thereafter, with respect to an additional 2.083% of the shares subject to such Nonqualified Option as of the same day (or the immediately preceding day if a month does not have such day) of each calendar month thereafter, so that such Nonqualified Option shall be exercisable in full as of the fourth anniversary of the date of grant. Unless otherwise provided by the Option Committee, for this purpose the date of the grant of a Nonqualified Option shall be the date on which the Option Committee approves the grant. To the extent not exercised, vested installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable, but not later than the date the Nonqualified Option expires or terminates. Nonqualified Option Agreements may also contain provisions relating to the treatment of Nonqualified Options in the event of a merger, consolidation or liquidation of, or sale of assets by, the Company.

     (c) Purchase Price. Unless the Option Committee shall otherwise determine at the time the Nonqualified Option is granted, the purchase price per share of Common Stock under each Nonqualified Option shall be not less than the fair market value of a share of Common Stock on the date the Nonqualified Option is granted. For the purposes of the 1998 Plan, the fair market value of the shares of Common Stock of the Company shall be determined by the Option Committee.

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6.   LIMITATION ON RIGHTS OF OPTIONEES

     (a)  Transferability of Nonqualified Options. Except as set forth below,
(i) no Nonqualified Option shall be transferable by any optionee other than by will or by the laws of descent and distribution and (ii) Nonqualified Options may be exercised during the optionee's lifetime only by the optionee (or, if the optionee is disabled and so long as the Nonqualified Option remains exercisable, by the optionee's duly appointed guardian or other legal representative). However, the Option Committee may, in its discretion, permit a Nonqualified Option recipient to transfer such Nonqualified Option to family members or other persons for estate planning purposes. In connection with permitting transfers, the Option Committee may require that (i) no consideration be given or payment made for any such transfer, (ii) the Nonqualified Option Agreement pursuant to which such Nonqualified Option is granted must be approved by the Option Committee, and must expressly provide for transferability at the date of grant in a manner consistent with the 1998 Plan, and (iii) subsequent transfers of the transferred Nonqualified Option shall be prohibited except those in accordance with this Section. Following any such transfer, any such Nonqualified Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 2(c)(ii), 6(b), 6(c), 7, 8, 9 and 12 hereof the term "optionee" shall be deemed to refer to the transferee. The events of termination of employment (or business relationship in the case of a consultant) set forth in an optionee's Nonqualified Option Agreement shall continue to be applied with respect to the original optionee, following which the Nonqualified Options shall be exercisable by the transferee only to the extent, and for the periods specified, therein.

     (b) No Shareholder Rights. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any Nonqualified Option unless and until (i) the Nonqualified Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the optionee, and (iii) the optionee's name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     (c) No Employment Rights. Neither the 1998 Plan nor the grant of any Nonqualified Option thereunder shall be deemed to confer upon any optionee any rights of employment with the Company, including, without limitation, any right to continue in the employ of the Company, or affect the right of the Company to terminate the employment of an optionee at any time, with or without cause.

     (d) Authority of the Company. The existence of the Nonqualified Options shall not affect: the right or power of the Company or its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issue of bonds, debentures, preferred or prior preference stock affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or

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transfer of any part of its assets or business; or any other act, whether of a similar character or otherwise.

7.   METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     (a)  Notice of Exercise.  Any Nonqualified Option granted under the
1998 Plan may be exercised by the optionee by delivering to the Chief Financial Officer of the Company (or such other representative of the Company as the Option Committee may designate) on any business day a written notice specifying the number (which shall be consistent with the provisions of Section 5(b) hereof) of shares of Common Stock the optionee then desires to purchase (the "Notice").

     (b) Payment. Payment for the shares of Common Stock purchased pursuant to the exercise of a Nonqualified Option shall be made either (i) in cash or by check representing good funds in an amount equal to the option price for the number of shares of Common Stock specified in the Notice (the "Total Option Price"), (ii) if authorized by the Nonqualified Option Agreement, by the valid and properly completed transfer to the Company of a number of shares of Common Stock having a fair market value, determined as provided in Section 5(c) hereof, equal to or less than the Total Option Price, plus cash or check in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock.

8.   WITHHOLDING; ESCROW

     The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the optionee any additional amounts which may be required for such purpose as a condition of delivering the shares of Common Stock acquired pursuant to a Nonqualified Option. The Option Committee may, in its discretion, require shares of the Common Stock acquired by an optionee upon the exercise of a Nonqualified Option to be held in an escrow arrangement for the purpose of enabling compliance with this Section 8.

9.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     (a) Events for Adjusting Number and Price. If the shares of Common Stock as a whole are changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend or other distribution, split, combination of interests, exchange of interests, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Common Stock subject to the 1998 Plan and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Nonqualified Options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding Nonqualified Option, the optionee thereafter shall have the right to purchase the number of shares of Common Stock under such Nonqualified Option at the per share price, as so

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adjusted, which the optionee could purchase at the total purchase price applicable to the Nonqualified Option immediately prior to such adjustment.

     (b) Option Committee Action. Adjustments under this Section 9 shall be determined by the Option Committee and such determinations shall be conclusive. The Option Committee shall have the discretion, and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Nonqualified Option or portion thereof shall become exercisable. No fractional interests shall be issued under the 1998 Plan on account of any adjustment specified above.

     10.  AMENDMENT OR TERMINATION OF 1998 PLAN

     The Board may modify, revise or terminate the 1998 Plan at any time and from time to time.Except as provided in Section 9 hereof, rights and obligations under any Nonqualified Option granted before any amendment of the 1998 Plan shall not be altered or impaired by such amendment, except with the consent of the optionee.

     11.  EFFECTIVE DATE; NONEXCLUSIVITY

     (a) Effective Date. This 1998 Plan will be deemed to have been adopted and to be effective when approved by the Board.

     (b) Nonexclusivity. The adoption of the 1998 Plan shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options otherwise than under the 1998 Plan, and such arrangements may be either applicable generally or only in specific cases.

12.  GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

     (a) Securities Laws. If in the opinion of legal counsel for the Company, the issuance or sale of any shares of Common Stock pursuant to the exercise of a Nonqualified Option would not be lawful for any reason, including, without limitation, the inability of the Company to obtain from any governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any shares of Common Stock pursuant to the exercise of a Nonqualified Option to an optionee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended (the "Act"), in respect of such shares of Common Stock is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such shares of Common Stock, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. The Company is in no event obligated to register any such shares of Common Stock, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy

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or remove any prohibition or limitation on, the issuance or sale of such shares of Common Stock to any optionee or other authorized person.

     (b) Governing Law. The 1998 Plan shall be governed by and interpreted under the laws of the State of Delaware.

13.  TERMINATION OF GRANTING OF NONQUALIFIED OPTIONS UNDER THE 1998 PLAN

     No Nonqualified Option may be granted under the 1998 Plan after the tenth anniversary of the effective date of the 1998 Plan (as set forth in Section 11 hereto).

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